UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2010

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

On May 14, 2010, Tompkins Financial Corporation (the “Company”) issued a press release announcing that Susan A. Henry, Sandra A. Parker and Paul J. Battaglia had been elected to the Company’s Board of Directors at the Annual Meeting of Stockholders on May 10, 2010. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference

Exhibit No.	Description

99.1	Press Release of Tompkins Financial Corporation dated May 14, 2010

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 14, 2010	By:	/s/ FRANCIS M. FETSKO
Francis M. Fetsko
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION	PAGE

99.1	Press Release of Tompkins Financial Corporation dated May 14, 2010